Income Taxes	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements [Abstract]
Income taxes

14 – Income taxes

As at December 31, 2011, Deferred and receivable income taxes include a net deferred income tax asset of $46 million ($53 million as at December 31, 2010) and an income tax receivable of $76 million (nil as at December 31, 2010).

       The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory Federal tax rate. The effective tax rate is affected by recurring items such as tax rates in provincial, U.S. federal, state and other foreign jurisdictions and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments and lower tax rates on capital dispositions that may occur in any given year. The reconciliation of income tax expense is as follows:

In millions	Year ended December 31,	2011	2010	2009

Federal tax rate		16.5%	18.0%	19.0%

Income tax expense at the statutory Federal tax rate		$(554)	$(518)	$(430)

Income tax (expense) recovery resulting from:
Provincial and foreign taxes		(360)	(308)	(213)
Deferred income tax adjustments due to rate enactments		(40)	-	126
Gain on disposals		62	32	42
Other (1)		(7)	22	68
Income tax expense		$(899)	$(772)	$(407)
Cash payments for income taxes		$482	$214	$245
(1)	Comprises adjustments relating to the resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, and other items.

       The following table provides tax information on a domestic and foreign basis:

In millions	Year ended December 31,	2011	2010	2009

Income before income taxes
Domestic		$2,464	$2,052	$1,738
Foreign		892	824	523
		$3,356	$2,876	$2,261

Current income tax expense
Domestic		$(340)	$(306)	$(244)
Foreign		(28)	(48)	(25)
		$(368)	$(354)	$(269)

Deferred income tax expense
Domestic		$(288)	$(248)	$(58)
Foreign		(243)	(170)	(80)
		$(531)	$(418)	$(138)

Significant components of deferred income tax assets and liabilities are as follows:

In millions	December 31,	2011	2010

Deferred income tax assets
Pension liability		$226	$-
Personal injury claims and other reserves		134	155
Other postretirement benefits liability		85	88
Net operating losses and tax credit carryforwards (1)		5	11
Total deferred income tax assets		450	254
Deferred income tax liabilities
Properties		5,618	5,129
Net pension asset		-	41
Other		119	183
Total deferred income tax liabilities		5,737	5,353
Total net deferred income tax liability		$5,287	$5,099

Total net deferred income tax liability
Domestic		$2,046	$2,162
Foreign		3,241	2,937
		$5,287	$5,099
Total net deferred income tax liability		$5,287	$5,099
Net current deferred income tax asset		46	53
Net noncurrent deferred income tax liability		$5,333	$5,152
(1)	Net operating losses and tax credit carryforwards will expire between the years 2014 and 2031.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependant upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities including the available carryback and carryforward periods, projected future taxable income, and tax planning strategies in making this assessment. As at December 31, 2011, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $1.6 billion and, based upon the level of historical taxable income and projections of future taxable income over the periods in which the deferred income tax assets are deductible, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. Management has assessed the impacts of the current economic environment and concluded there are no significant impacts to its assertions for the realization of deferred income tax assets. The Company has not recognized a deferred income tax asset ($280 million as at December 31, 2011) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its permanent investment in foreign subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.

       The Company recognized tax credits of $1 million in each of 2011 and 2010, and $6 million in 2009 for eligible research and development expenditures, which reduced the cost of properties.

The following table provides a reconciliation of unrecognized tax benefits on the Company's domestic and foreign tax positions:

In millions	Year ended December 31,	2011	2010	2009

Gross unrecognized tax benefits at beginning of year		$57	$83	$79
Increases for:
Tax positions related to the current year		1	4	11
Tax positions related to prior years		11	5	4

Decreases for:
Tax positions related to prior years		-	(31)	(2)
Settlements		(21)	-	(2)
Lapse of the applicable statute of limitations		(2)	(4)	(7)
Gross unrecognized tax benefits at end of year		$46	$57	$83
Adjustments to reflect tax treaties and other arrangements		(11)	(27)	(46)
Net unrecognized tax benefits at end of year		$35	$30	$37

As at December 31, 2011, the total amount of gross unrecognized tax benefits was $46 million, before considering tax treaties and other arrangements between taxation authorities. If recognized, all of the net unrecognized tax benefits as at December 31, 2011 would affect the effective tax rate. The Company believes that it is reasonably possible that approximately $16 million of the net unrecognized tax benefits as at December 31, 2011 related to various federal, state, and provincial income tax matters, each of which are individually insignificant, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations.

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in Income tax expense in the Company's Consolidated Statement of Income. The Company recognized approximately $4 million, $5 million and $4 million in accrued interest and penalties during the years ended December 31, 2011, 2010 and 2009, respectively. The Company had approximately $13 million and $19 million of accrued interest and penalties as at December 31, 2011 and 2010, respectively.

In Canada, the Company's federal income tax returns filed for the years 2007 to 2010 and the provincial income tax returns filed for the years 2006 to 2010 remain subject to examination by the taxation authorities. In the second quarter of 2011, the taxation authorities commenced examinations of the Company's federal income tax returns for 2007 and 2008 which are expected to be completed during 2012. Current on-going examinations on specific tax positions taken for federal and provincial income tax returns filed for the 2006 year are also expected to be completed during 2012. In the U.S., both the federal and state income tax returns filed for the years 2007 to 2010 remain subject to examination by the taxation authorities. In the fourth quarter of 2011, the taxation authorities commenced examinations of the Company's Indiana state income tax returns for 2008 to 2010 which are expected to be completed during 2012. Current on-going examinations of the Company's Wisconsin state income tax returns for 2003 to 2006 are also expected to be completed during 2012. The Company does not anticipate any significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.